Exhibit 10.7

MEZZANINE PROMISSORY NOTE A-2

$27,500,000.00	New York, New York January 24, 2019

FOR VALUE RECEIVED, SST II MEZZ BORROWER, LLC, a Delaware limited liability company (“SST II Mezz Borrower”), SST II TRS MEZZ, LLC, a Delaware limited liability company (“SST II TRS Mezz Borrower”), SSGT TRS MEZZ, LLC, a Delaware limited liability company (“SSGT TRS Mezz Borrower”; SST II Mezz Borrower, SST II TRS Mezz Borrower and SSGT TRS Mezz Borrower are each an “Individual Borrower”, and jointly, severally and collectively, “Borrower”), each having an address at 10 Terrace Road, Ladera Ranch, CA 92694, as maker, unconditionally promises to pay to CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 6th Floor, New York, New York 10013 (together with its successors and assigns, “A-2 Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal amount of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($27,500,000.00) (the “Loan”), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon at the rate provided in that certain Mezzanine Loan Agreement dated as of the date hereof, between Borrower, as borrower, and A-2 Lender and KeyBank National Association (“A-1 Lender”, together with A-2 Lender and their respective successors and/or assigns, “Lender”), as lenders (together with all amendments, extensions, renewals, modifications, consolidations, substitutions, replacements and restatements thereof, the “Loan Agreement”). Borrower promises to pay such outstanding principal and interest as and when required by and in accordance with the terms of this Mezzanine Promissory Note (as amended, restated, supplemented, increased, extended, split or otherwise modified from time to time, this “Note”) and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

1. This Note, together with that certain Mezzanine Promissory Note A-1 of even date herewith from Borrower to A-1 Lender in the stated principal amount of $27,500,000.00 (as amended, restated, supplemented, increased, extended, split or otherwise modified from time to time, “Note A-1”) (i) is being executed and delivered pursuant to the Loan Agreement, (ii) is the “Note” referred to in the Loan Agreement, and (iii) is secured by, among other things, the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

2. Upon the occurrence of an Event of Default, then subject to and in accordance with the Loan Agreement, all obligations outstanding hereunder and under the Loan Agreement and other Loan Documents shall become immediately due and payable, and Lender shall have all rights and remedies provided for or available under the Loan Documents or applicable law.

3. Borrower (on behalf of itself and its successors and assigns) hereby waives presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, other than any notices otherwise expressly required under this Note, the Loan Agreement or any other Loan Document. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.

4. Borrower (on behalf of itself and its successors and assigns) hereby expressly waives the right to prepay the obligations evidenced hereby in whole or part without penalty (except to the extent expressly provided in the Loan Agreement), and expressly agrees to pay the amounts required herein in the event of an acceleration of the Loan in accordance with the Loan Agreement. Borrower agrees that the Spread Maintenance Premium, if any, required under the Loan Agreement, is reasonable. Borrower has given individual weight to the consideration in this transaction for this waiver and agreement. Borrower hereby expressly waives the benefit of any applicable law to the contrary, including California Civil Code Section 2954.10, and all other statutes, principles, and rules of law of similar effect. By signing this provision in the space provided below, Borrower hereby declares that Lender’s agreement to make the subject Loan at the interest rate and for the term set forth in this Note, the Loan Agreement, and the other Loan Documents, constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

[ACKNOWLEDGMENT AND ACCEPTANCE FOLLOWS ON NEXT PAGE]

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ACKNOWLEDGED AND ACCEPTED:

SST II MEZZ BORROWER, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

SST II TRS MEZZ, LLC, a Delaware limited liability company

By:	Strategic Storage TRS II, Inc.,
a Delaware corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

SSGT TRS MEZZ, LLC, a Delaware limited liability company

By:	SS Growth TRS, Inc., a Delaware corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

Mezzanine Promissory Note – SST II 2019

Acknowledgement

5. THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER (AND LENDER BY ITS ACCEPTANCE OF THIS NOTE) HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

6. The provisions of Article XII of the Loan Agreement are hereby incorporated by reference in this Note to the same extent and with the same force as is fully set forth herein.

7. The ownership of an interest in the Loan shall be registered on a record of ownership maintained by Lender, as non-fiduciary agent for the Borrower, pursuant to Section 14.34 of the Loan Agreement.

8. Each Individual Borrower shall be jointly and severally liable for the payment of the Loan and the payment and performance of all other obligations of Borrower (and of each Individual Borrower) under this Note and all other Loan Documents.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

SST II MEZZ BORROWER, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

SST II TRS MEZZ, LLC, a Delaware limited liability company

By:	Strategic Storage TRS II, Inc.,
a Delaware corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

SSGT TRS MEZZ, LLC, a Delaware limited liability company

By:	SS Growth TRS, Inc.,
a Delaware corporation, its Manager

By: /s/ Michael S. McClure
Name: Michael S. McClure
Title: President

Mezzanine Promissory Note – SST II 2019

Signature Page